Offerings - Offering: 1	Apr. 29, 2026 USD ($)
Offering:
Fee Previously Paid	true
Rule 0-11	true
Transaction Valuation	$ 87,371,564.25
Amount of Registration Fee	$ 12,066.01
Offering Note	Calculated as the aggregate maximum purchase price for shares of common stock, par value $0.01 per share, of Carlyle Credit Solutions, Inc. ("Shares"), based upon the net asset value per Share as of February 28, 2026, of $18.54. This amount is based upon the offer to purchase up to 4,712,598 Shares.